Taxes on Income	12 Months Ended
Dec. 31, 2025
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 13:- TAXES ON INCOME

a.	Corporate tax rates:

Israeli taxation:

Corporate tax rate in Israel in 2025, 2024 and 2023 was 23%.

Law for the Encouragement of Capital Investments, 1959:

The Law for Encouragement of Capital Investments, 1959 (the “Investment Law”) provides tax benefits for Israeli companies meeting certain requirements and criteria. The Investment Law has undergone certain amendments and reforms in recent years.

The Israeli parliament enacted a reform to the Investment Law, effective January 2011 (which was amended in August 2013). According to the reform, a flat rate tax applies to Preferred Income of companies eligible for the “Preferred Enterprise” status. In order to be eligible for Preferred Enterprise status, a company must meet minimum requirements to establish that it contributes to the country’s economic growth and is a competitive factor for the gross domestic product.

Benefits granted to a Preferred Enterprise include reduced tax rates. As part of the Economic Efficiency Law (Legislative Amendments for Accomplishment of Budgetary Targets for Budget Years 2017-2018), 5777-2016, the tax rate is 16% for all areas other than Development Area A (which was 7.5% from 2017 onward).

b.	Final tax assessments:

The Company’s tax return up until the year ended December 31, 2020 are considered final.

c.	Net operating carryforward losses for tax purposes and other temporary differences:

As of December 31, 2025, the Company had carryforward losses amounting to approximately $205,100 that can be carryforward indefinitely

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2025	2024
Deferred tax assets:
Net operating loss carry forward	$32,815	$26,998
Temporary differences mainly relating to Research and Development	1,279	1,062

Deferred tax asset before valuation allowance	34,094	28,060
Valuation allowance	(34,094)	(28,060)
Deferred tax asset, net	$-	$-

e.	Reconciliation of the theoretical tax expense to the actual tax expense:

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowance in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes and the company’s preferred enterprise tax rate.

A reconciliation of the provision for income taxes to the amount computed by applying the 23% statutory Israeli income tax rate to income before income taxes after the adoption of ASU 2023-09 is as follows:

	December 31, 2025
	$	%

Tax at Israeli Statutory Rate	(2,260)	23
Effect of benefitted income preferred technological enterprise in Israel	688	(7)
Changes in Valuation Allowances	1,524	(16)
Share-based payment awards	48	(0)
Effective Tax Rate	-	-